FORWARD FUNDS, INC.

                        The Global Asset Allocation Fund
                              The U.S. Equity Fund
                              The Global Bond Fund
                          The International Equity Fund
                         The Real Estate Investment Fund
                      The Small Capitalization Equity Fund


                          Supplement to the Prospectus
                      dated May 3, 1999 (the "Prospectus")


The Prospectus provides that shareholders of the Small Capitalization Equity Fund (the "Fund") have adopted a Distribution Plan for the Investor class of shares pursuant to which up to 0.25% of the Fund's average daily net assets of the Investor class may be used to pay shareholder servicing and distribution fees. To date, the Fund's shareholders have not yet adopted such Plan. Until a Distribution Plan is adopted by the Fund's shareholders, the Fund's Shareholder Servicing Plan, pursuant to which up to 0.35% of the Fund's average daily net assets can be used to pay shareholder servicing fees, will remain in effect. If and when the Fund's shareholders adopt the Distribution Plan, the amount payable by Investor class shareholders under the Shareholder Servicing Plan will be reduced to 0.10% of the Fund's average daily net assets.

The Prospectus also provides that shareholders of the Fund have approved a proposal which would permit Webster Investment Management Company, LLC, the Fund's investment adviser, to hire and terminate sub-advisers to the Fund without shareholder approval. As of the date hereof, shareholders of the Fund have not yet approved such proposal. Unless and until such proposal has been approved by Fund shareholders, the Fund would need to continue to seek shareholder approval prior to entering into an investment advisory contract with any new sub-adviser to the Fund.